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                                                                  EXHIBIT 10. 28


                           EPIX PHARMACEUTICALS, INC.
               NAMED EXECUTIVE OFFICERS COMPENSATION ARRANGEMENTS

         The following are our named executive officers. Their salaries for 2005 have been set as follows:


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
                                                                                        2005
NAMED EXECUTIVE OFFICER                    POSITION                                    SALARY
-------------------------------- --------------------------------------            -----------------
Michael D. Webb                  Chief Executive Officer                               $ 350,301

Andrew C.G. Uprichard, M.D.      President & Chief Operating Officer                   $ 311,160

Peyton J. Marshall, Ph.D.        Senior Vice President and                             $ 240,750
                                 Chief Financial Officer

Alan P. Carpenter, Ph.D., J.D.   Vice President, Legal and                             $ 257,237
                                 Government Affairs

Thomas J. McMurry, Ph.D.         Vice President, Research                              $ 224,328

Gregg Mayer                      Vice President, Strategic Marketing                   $ 210,431
                                 and Corporate Communications

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